UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2012

LPATH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50344	16-1630142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4025 Sorrento Valley Blvd.
San Diego, California 92121

 (Address of principal executive offices) (Zip Code)

(858) 678-0800

Registrant’s telephone number, including area code

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2012, Lpath, Inc. (the “Company”) issued a press release announcing that its common stock has been approved for listing on the NASDAQ Capital Market. The Company expects its common stock to commence trading on the NASDAQ Capital Market on Monday, October 22, 2012 under the ticker symbol “LPTN.” Prior to listing on NASDAQ, the Company’s common stock traded on the OTC Bulletin Board under the ticker symbol “LPTND”.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated October 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPATH, INC.

Dated: October 18, 2012	By:	/s/ Gary J. G. Atkinson
Name: Gary J.G. Atkinson
Title: Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 17, 2012.